AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is made and entered into this 30th day of May, 1996, by and between FRONTIER OIL EXPLORATION COMPANY, a Nevada corporation ("Employer"), and DAVID N. PIERCE ("Executive") and based on the following:

                                    PREMISES

     Employer and Executive entered into that certain Executive Employment Agreement dated the first day of January 1995 (the "Agreement"), which provided, inter alia, for the payment of a $100,000 cash bonus to Executive if, prior to the end of 1996, the Employer repaid the entire unpaid balance of the Company's revolving loan owed to Bank One, Texas, N.A. In an effort to facilitate the future financing plans of Employer, in which Executive has a significant financial interest, the parties desire to amend the Agreement as follows:

                                   AGREEMENT

     NOW, THEREFORE, based on the foregoing premises and for and in consideration of the mutual promises and covenants contained herein, it is hereby agreed as follows:

     1. Subparagraph (c) of section 2.1 is hereby amended by striking the first sentence and inserting in lieu thereof the following:

          On the initiation of the first test well in the Baltic Concession in Poland, Employer shall grant to Executive a bonus in the form of a $100,000 credit that may be applied at such time and in such amounts as Executive may determine by Executive, against the exercise of options to purchase Common Stock.


     2. Except as modified herein, the Agreement is hereby ratified and shall remain in full force and effect as provided therein.

     DATED year and date first above written.

                              Frontier:

                              FRONTIER OIL EXPLORATION COMPANY


                              By /s/ Scott J. Duncan
                                 Duly Authorized Officer


                              Executive:


                              /s/ David N. Pierce

                                  AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is made and entered into this 30th day of May, 1996, by and between FRONTIER OIL EXPLORATION COMPANY, a Nevada corporation ("Employer"), and ANDREW W. PIERCE ("Executive") and based on the following:

                                    PREMISES
     Employer and Executive entered into that certain Executive Employment Agreement dated the first day of January 1995 (the "Agreement"), which provided, inter alia, for the payment of a $100,000 cash bonus to Executive if, prior to the end of 1996, the Employer repaid the entire unpaid balance of the Company's revolving loan owed to Bank One, Texas, N.A. In an effort to facilitate the future financing plans of Employer, in which Executive has a significant financial interest, the parties desire to amend the Agreement as follows:

                                   AGREEMENT

     NOW, THEREFORE, based on the foregoing premises and for and in consideration of the mutual promises and covenants contained herein, it is hereby agreed as follows:

     1. Subparagraph (c) of section 2.1 is hereby amended by striking the first sentence and inserting in lieu thereof the following:

          On the initiation of the first test well in the Baltic Concession in Poland, Employer shall grant to Executive a bonus in the form of a $100,000 credit that may be applied at such time and in such amounts as Executive may determine by Executive, against the exercise of options to purchase Common Stock.


     2. Except as modified herein, the Agreement is hereby ratified and shall remain in full force and effect as provided therein.

     DATED year and date first above written.

                              Frontier:

                              FRONTIER OIL EXPLORATION COMPANY

                              By /s/ Scott J. Duncan
                                 Duly Authorized Officer


                              Executive:

                                  /s/ Andrew W. Pierce